Exhibit 99.2

Table of Contents
First Quarter 2015

Section I - First Quarter 2015 Earnings Press Release
Section II - Financial Information		Section III - Core Portfolio Information

Company Information………………………………………	4	Core Properties…………………………………………	23
Market Capitalization……………………………………………	5	Core Top Tenants…………………………………………	25
Operating Statements		Core Lease Expirations………………………………	26
Pro-rata Consolidation…………………………………………	6	Core New and Renewal Rent Spreads……………………	27
Funds……………………………………………………………	7	Core Capital Expenditures……………………………	28
Funds from Operations ("FFO"), Adjusted FFO ("AFFO")	8	Portfolio Demographics……………………………………	29
EBITDA…………………………………………………………	9
Same Property Net Operating Income…………………………	10
Fee Income……………………………………	11	Section IV - Fund Information
Balance Sheet - Pro-rata Consolidation…………	12
Structured Financing……………………………………………	13	Fund Overview………………………………………	32
Other Information		Fund Properties……………………………………………	33
2015 Transactional Activity………………………	14	Fund Lease Expirations………………………………	34
2015 Guidance…………………………………	15	Development Activity………………………	35
Net Asset Valuation Information………………………………	16
Selected Financial Ratios………………………	17
Debt Analysis
Summary………………………………………………	18
Detail………………………………………………………	19	Important Notes………………………………………	36
Maturities…………………………………………………	22

Visit www.acadiarealty.com for additional investor and portfolio information

Company Information

Acadia Realty Trust is a fully-integrated equity real estate investment trust, focused on the ownership, acquisition, redevelopment and management of high-quality retail properties located in key street and urban retail corridors as well as suburban locations within high-barrier-to-entry, densely-populated metropolitan areas. Acadia owns, or has an ownership interest in, these properties through its core portfolio and through a series of opportunistic/value-add investment funds. Additional information may be found on the Company’s website at www.acadiarealty.com.

Contact Information

	Corporate Headquarters	Investor Relations	New York Stock Exchange
	1311 Mamaroneck Avenue	Amy Racanello	Symbol AKR
	Suite 260	Vice President,
	White Plains, NY 10605	Capital Markets & Investments
(914) 288-3345
aracanello@acadiarealty.com

Analyst Coverage

	Bank of America / Merrill Lynch	Cowen and Company	KeyBanc Capital Markets, Inc.
	Craig Schmidt - (646) 855-3640	James Sullivan - (646) 562-1380	Todd Thomas - (917) 368-2286
	craig.schmidt@baml.com	james.sullivan@cown.com	tthomas@keybanccm.com

	Bank of Montreal	Green Street Advisors	RBC Capital Markets
	Paul Adornato, CFA - (212) 885-4170	Jason White, CFA - (949) 640-8780	Rich Moore, CFA - (440) 715-2646
	paul.adornato@bmo.com	jwhite@greenstreetadvisors.com	rich.moore@rbccm.com

	Citigroup - Global Markets	J.P. Morgan Securities, Inc.	UBS
	Christy McElroy - (212) 816-6981	Michael W. Mueller, CFA - (212) 622-6689	Ross Nussbaum - (212) 713-2484
	christy.mcelroy@citi.com	michael.w.mueller@jpmorgan.com	ross.nussbaum@ubs.com

Market Capitalization
(including pro-rata share of Fund debt, in thousands)

				Capitalization
	Total Market Capitalization			based on
	$		%	Net Debt[1]	Total Market Capitalization
Equity Capitalization
Common Shares	68,732
Common Operating Partnership ("OP") Units	3,913
Combined Common Shares and OP Units	72,645

Share Price at March 31, 2015	$34.88

Equity Capitalization - Common Shares and OP Units	$2,533,858
Preferred OP Units	874	[2]
Total Equity Capitalization	2,534,732		78%	80%

Debt Capitalization
Consolidated debt	1,302,133
Adjustment to reflect pro-rata share of debt	(600,430)
Total Debt Capitalization	701,703		22%	20%

Total Market Capitalization	$3,236,435		100%	100%

Weighted Average Outstanding Common Shares and OP Units
(in thousands)
	March 31, 2015				Changes in Total Common Shares Outstanding and OP Units
	Quarter
Weighted average Common Shares - Basic EPS	68,295					Common Shares	OP Units	Total
Dilutive potential Common Shares	360				Balance @ 12/31/2014	68,109	3,664	71,773
Weighted average Common Shares - Diluted EPS	68,655				ATM Issuance	571	—	571
OP Units	3,906				Other	52	249	301
Dilutive potential OP Units	25
Weighted average Common Shares and OP Units - Diluted FFO	72,586				Balance @ 3/31/2015	68,732	3,913	72,645

Notes:
[1] Reflects debt net of Core Portfolio cash balance of	$63,083
pro-rata share of Funds cash balance of and	12,241
pro-rata share of restricted cash relating to City Point financing of	1,066
for total cash netted against debt of	$76,390
[2] Represents 188 Series A Preferred OP Units convertible into 25,067 Common OP units multiplied by the Common Share price at quarter end.
[3] Fixed-rate debt includes notional principal fixed through interest rate swap transactions.

Income Statements - Pro-rata Consolidation [1]
(in thousands)

	Three months ended March 31, 2015
	Core Portfolio	Funds	Total

CORE PORTFOLIO AND FUND INCOME

PROPERTY REVENUES
Minimum rents	$25,262	$2,548	$27,810
Percentage rents	99	14	113
Expense reimbursements - CAM	2,853	380	3,233
Expense reimbursements - Taxes	3,981	537	4,518
Other property income	242	85	327
Total Property Revenues	32,437	3,564	36,001

PROPERTY EXPENSES
Property operating - CAM	3,551	488	4,039
Other property operating (Non-CAM)	266	151	417
Real estate taxes	4,698	543	5,241
Total Property Expenses	8,515	1,182	9,697

NET OPERATING INCOME - PROPERTIES	23,922	2,382	26,304

OTHER INCOME (EXPENSE)
Interest income	2,906	111	3,017
Straight-line rent income	812	143	955
Above/below market rent	1,140	85	1,225
Interest expense [2]	(5,635)	(556)	(6,191)
Amortization of finance costs	(277)	(128)	(405)
Above/below market interest expense	337	8	345
Loss on extinguishment of debt	—	(21)	(21)
Asset and property management expense	(35)	(67)	(102)
Other income/(expense)	75	2	77
Transaction costs	(739)	(374)	(1,113)
CORE PORTFOLIO AND FUND INCOME	22,506	1,585	24,091

FEE INCOME
Asset and property management fees	3,608	(13)	3,595
Transactional fees [3]	2,596	—	2,596
Income tax (provision)/benefit	(42)	3	(39)
Total Fee Income	6,162	(10)	6,152

PROMOTE, RCP AND OTHER INCOME
Equity in earnings from RCP investments	—	857	857
Income tax (provision)/benefit (RCP)	—	(458)	(458)
Total Promote, RCP and Other Income	—	399	399

General and Administrative	(7,383)	(75)	(7,458)

Depreciation and amortization	(9,967)	(969)	(10,936)
Non-real estate depreciation and amortization	(130)	—	(130)
Gain on disposition of properties	—	5,402	5,402
Income before noncontrolling interests	11,188	6,332	17,520

Noncontrolling interest - OP	(598)	(375)	(973)

NET INCOME	$10,590	$5,957	$16,547

Notes:
[1] Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods.
The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating its pro-rata share for each of the above line items.

In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods.
[2] Net of capitalized interest of $787.
[3] Consists of development, construction, leasing and legal fees.

Income Statements - Funds [1]
(in thousands)
	Three months ended March 31, 2015
		AKR Pro-		AKR Pro-		AKR Pro-		AKR Pro-		AKR Pro-		AKR Pro-	Total
		rata share		rata share		rata share		rata share		rata share		rata share	AKR Pro-
	Fund I	22.22%	Mervyns I	22.22%	Fund II	20.00%	Mervyns II	20.00%	Fund III	19.90%	Fund IV	23.12%	rata share

PROPERTY REVENUES
Minimum rents	$15	$3	$—	$—	$2,235	$447	—	—	6,642	$1,322	$3,358	$776	$2,548
Percentage rents	—	—	—	—	—	—	—	—	64	13	3	1	14
Expense reimbursements - CAM	—	—	—	—	185	37	—	—	995	198	628	145	380
Expense reimbursements - Taxes	—	—	—	—	94	19	—	—	2,123	422	414	96	537
Other property income	13	3	—	—	154	31	—	—	53	11	172	40	85
Total Property Revenues	28	6	—	—	2,668	534	—	—	9,877	1,966	4,575	1,058	3,564

PROPERTY EXPENSES
Property operating - CAM	2	—	—	—	533	107	—	—	1,232	245	589	136	488
Other property operating (Non-CAM)	15	3	—	—	404	81	—	—	229	46	92	21	151
Real estate taxes	5	1	—	—	375	75	—	—	1,664	331	588	136	543
Total Property Expenses	22	4	—	—	1,312	263	—	—	3,125	622	1,269	293	1,182

NET OPERATING INCOME - PROPERTIES	6	2	—	—	1,356	271	—	—	6,752	1,344	3,306	765	2,382

OTHER INCOME (EXPENSE)
Interest income	—	—	—	—	7	1	—	—	164	33	331	77	111
Straight-line rent income	—	—	—	—	215	43	—	—	117	23	334	77	143
Straight-line ground rent	—	—	—	—	—	—	—	—	—	—	—	—	—
Above/below market rent	—	—	—	—	—	—	—	—	420	84	5	1	85
Interest expense	—	—	—	—	(351)	(70)	—	—	(1,241)	(247)	(1,033)	(239)	(556)
Amortization of finance costs	—	—	—	—	(53)	(11)	—	—	(217)	(43)	(321)	(74)	(128)
Above/below market interest expense	—	—	—	—	—	—	—	—	41	8	—	—	8
Loss on extinguishment of debt	—	—	—	—	—	—	—	—	(106)	(21)	—	—	(21)
Asset and property management expense [2]	—	—	—	—	(44)	(9)	—	—	(95)	(19)	(168)	(39)	(67)
Other income/(expense)	2	—	—	—	(17)	(3)	—	—	23	5	(2)	—	2
Transaction costs	—	—	—	—	—	—	—	—	—	—	(1,618)	(374)	(374)
FUND INCOME	8	2	—	—	1,113	222	—	—	5,858	1,167	834	194	1,585

FEE INCOME
Asset and property management fees	—	—	—	—	—	—	—	—	(63)	(13)	—	—	(13)
Income tax (provision)/benefit (RCP)	—	—	—	—	—	—	—	—	15	3	—	—	3
Total Fee Income	—	—	—	—	—	—	—	—	(48)	(10)	—	—	(10)

PROMOTE, RCP AND OTHER INCOME
Equity in earnings from RCP investments	—	—	1,656	368	—	—	2,445	489	—	—	—	—	857
Provision for income taxes (RCP)	—	—	(887)	(197)	—	—	(1,305)	(261)	—	—	—	—	(458)
Total Promote, RCP and Other Income	—	—	769	171	—	—	1,140	228	—	—	—	—	399

GENERAL AND ADMINISTRATIVE	(18)	(4)	—	—	(66)	(13)	(3)	(1)	(138)	(27)	(130)	(30)	(75)

Depreciation and amortization	(1)	—	—	—	(1,231)	(246)	—	—	(2,074)	(413)	(1,342)	(310)	(969)
Gain on disposition of properties	—	—	—	—	—	—	—	—	27,078	5,389	58	13	5,402
Income before noncontrolling interest	(11)	(2)	769	171	(184)	(37)	1,137	227	30,676	6,106	(580)	(133)	6,332

Noncontrolling interest - OP	—	—	(90)	(20)	10	2	(135)	(27)	(1,693)	(337)	30	7	(375)

NET INCOME	$(11)	$(2)	$679	$151	$(174)	$(35)	$1,002	$200	$28,983	$5,769	$(550)	$(126)	$5,957

Notes:
[1] Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods.

The Company currently invests in Funds I, II, III & IV and Mervyn's which are consolidated with the Company's financial statements.
[2] Funds I, II, III & IV and the Mervyn's entities pay various fees and promotes to the Company. As it is the recipient of such fees, the Company does not recognize its pro-rata share of these expenses.

Funds from Operations ("FFO") [1]
(in thousands)

	Current	Historic
	Quarter	Quarter
	3 months ended	3 months ended
Funds from operations ("FFO"):	March 31, 2015	March 31, 2014

Net Income	$16,547	$21,595
Add back:
Depreciation of real estate and amortization of leasing costs:
(net of noncontrolling interest share)	10,936	8,853
Gain on disposition of properties (net of noncontrolling interest share)	(5,402)	(12,393)
Income attributable to noncontrolling interests'
share in Operating Partnership	973	863

FFO	$23,054	$18,918

Add back: Transaction costs	1,113	674
FFO before transaction costs	$24,167	$19,592

Adjusted Funds from operations ("AFFO"):
Diluted FFO	$23,054	$18,918
Straight-line rent, net	(955)	(725)
Above/below market rent	(1,225)	(889)
Amortization of finance costs	405	374
Above/below market interest	(345)	(199)
Loss on extinguishment of debt	21	72
Non-real estate depreciation	130	127
Leasing commissions	(210)	(176)
Tenant improvements	(1,091)	(439)
Capital expenditures	(1,677)	(444)
AFFO	$18,107	$16,619

Total weighted average diluted shares and OP Units:	72,586	58,419

Diluted FFO per share:
FFO	$0.32	$0.32
FFO before transaction costs	$0.33	$0.34

AFFO	$0.25	$0.28
AFFO before transaction costs	$0.26	$0.30

Notes:
[1] Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management are necessary for a fair presentation of operating results for the interim periods.

EBITDA
(in thousands)

	Current Quarter
	Three months ended March 31, 2015
	Core
	Portfolio	Funds	TOTAL

NET INCOME	$10,590	$5,957	$16,547

Adjustments:
Depreciation and amortization	10,097	969	11,066
Interest expense	5,635	556	6,191
Amortization of finance costs	277	128	405
Above/below market interest	(337)	(8)	(345)
Gain on disposition of properties	—	(5,402)	(5,402)
Provision for income taxes	42	455	497
Loss on extinguishment of debt	—	21	21
Noncontrolling interest - OP	598	375	973

EBITDA	$26,902	$3,051	$29,953

Core Portfolio
Same Property Performance [1]
(in thousands)

	Year-to-Date

	Period ended
			Change
	March 31, 2015	March 31, 2014	Favorable/(Unfavorable)

Revenue
Minimum rents	$19,263	$18,792
Expense reimbursements	5,266	5,069
Other property income	304	84

Total Revenue	24,833	23,945	3.7%

Expenses
Property operating - CAM & Real estate taxes	6,389	5,967
Other property operating (Non-CAM)	186	265

Total Expenses	6,575	6,232	-5.5%

Same Property NOI - Core properties	$18,258	$17,713	3.1%

Reconciliation of Same Property NOI to Core NOI
NOI of Properties excluded from Same Property NOI	5,664	1,494
Core NOI [2]	$23,922	$19,207

Other same property information
Physical Occupancy	96.4%	95.6%
Leased Occupancy	97.3%	96.7%

Notes:
[1] The above amounts include the pro-rata activity related to the Company's Core consolidated and unconsolidated investments.
[2] See "Income Statement - Consolidated."

Fee income by Fund
(in thousands)

	Fund I	Fund II	Fund III	Fund IV	Other	Total
Quarter ended March 31, 2015
Asset and property management fees and priority distributions	$11	$652	$1,199	$1,543	$203	$3,608
Transactional fees	6	1,764	333	405	88	2,596
Total management fees and priority distributions	$17	$2,416	$1,532	$1,948	$291	$6,204

Pro-Rata Consolidated Balance Sheet
(in thousands)
	Consolidated		Noncontrolling	Company's	Pro-Rata
	Balance		Interest in	Interest in	Consolidated
	Sheet		Consolidated	Unconsolidated	Balance
	As Reported 1		Subsidiaries	Subsidiaries	Sheet 2		Notes
ASSETS
Real estate							[1] The interim consolidated balance sheet is unaudited, although it
Land	$498,321		$(122,624)	$47,824	$423,521		reflects all adjustments, which in the opinion of management,
Buildings and improvements	1,510,444		(364,031)	175,149	1,321,562		are necessary for the fair presentation of the consolidated
Construction in progress	10,861		(5,990)	151	5,022		balance sheet for the interim period.
	2,019,626		(492,645)	223,124	1,750,105
Less: accumulated depreciation	(270,372)		69,164	(10,691)	(211,899)		[2] The Company currently invests in Funds I, II, III & IV and Mervyns I & II
Net real estate	1,749,254		(423,481)	212,433	1,538,206		which are consolidated with the Company's financial statements.
							To provide investors with supplemental information, the Company's
Net real estate under development	484,676	[3]	(389,641)	5,855	100,890		investments in these joint ventures are reflected above on a pro-rata
							basis by calculating its ownership percentage for each of the asset
Cash and cash equivalents	119,555		(46,680)	2,449	75,324		and liability line items. Similarly, the presentation also includes
Cash in escrow	59,508		(41,057)	1,875	20,326		the Company's pro-rata share of assets and liabilities for
Restricted cash	5,401		(4,335)	—	1,066		unconsolidated investments which are accounted for under the equity
Investments in and advances to unconsolidated affiliates	184,500		(79,065)	(105,279)	156		method of accounting for the Company's financial statements.
Rents receivable, net	9,900		(3,422)	2,138	8,616
Straight-line rents receivable, net	28,480		(11,174)	1,575	18,881
Notes receivable	98,560		(2,841)	—	95,719		[3] The components of Net real estate under development are as follows:
Deferred charges, net	32,042		(16,913)	2,744	17,873		Fund II	$417,799
Prepaid expenses and other assets	53,330		6,625	1,030	60,985	[4]	Fund III	34,918
Acquired lease intangibles	45,660		(11,285)	1,782	36,157		Fund IV	30,120
							Other	1,839
Total Assets	$2,870,866		$(1,023,269)	$126,602	$1,974,199		Total Funds	$484,676

LIABILITIES AND SHAREHOLDERS' EQUITY
							[4] The components of Prepaid expenses and other assets are as follows:
Mortgage and other notes payable	$1,302,133		$(732,148)	$131,718	$701,703		Due from Fund Investors	$31,482
Valuation of debt at acquisition, net of amortization	2,606		—	3	2,609		Accrued interest on Notes receivable	7,088
Acquired lease intangibles	30,713		(6,963)	1,516	25,266		Prepaid expenses	6,683
Accounts payable and accrued expenses	36,454		(8,434)	3,049	31,069		Other	15,732
Dividends and distributions payable	17,675		—	—	17,675
Share of losses in excess of inv. in unconsolidated affiliates	12,361		—	(12,361)	—		Total	$60,985
Other liabilities	27,197		(8,374)	2,677	21,500

Total Liabilities	1,429,139		(755,919)	126,602	799,822

Shareholders' equity:
Common shares	69		—	—	69
Additional paid-in capital	1,048,457		—	—	1,048,457
Accumulated other comprehensive loss	(6,848)		—	—	(6,848)
Retained earnings	31,677		—	—	31,677
Total controlling interest	1,073,355		—	—	1,073,355
Noncontrolling interest in subsidiary	368,372		(267,350)	—	101,022
Total Shareholders' Equity	1,441,727		(267,350)	—	1,174,377

Total Liabilities and Shareholders' Equity	$2,870,866		$(1,023,269)	$126,602	$1,974,199

Structured Financing
(in thousands)

							Stated	Effective
	Previous			Current	Accrued		Interest	Interest	Maturity
Investment	Principal	Advances	Repayments	Principal	Interest	Total	Rate	Rate [1]	Dates

First mortgage notes	$23,769	$400	$—	$24,169	$210	$24,379	6.77%	7.75%	2015 to 2016

Mezzanine, preferred equity and other notes	70,748	186	—	70,934	6,841	77,775	12.82%	13.18%	2016 to 2024

Total notes receivable	$94,517	$586	$—	$95,103	$7,051	$102,154	11.28%	11.80%

Note:
[1] Inclusive of points and exit fees.

Reconciliation of Notes Receivable to the Consolidated Balance Sheet

Total Notes Receivable per above				$95,103
Non-real estate loans (pro-rata share)				616

Total Notes Receivable per Consolidated Balance Sheet				$95,719

2015 Transactional Activity
(in thousands)

Acquisitions:

Property Name	Purchase Price	Ownership %	Acadia Share	Month of Transaction	Location	Key Tenants

Core Portfolio:

2015 Transactions

City Center	$155,000	100%	$155,000	March	San Francisco, CA	City Target, Best Buy
163 Highland Avenue	24,000	100%	24,000	March	Needham, MA	Staples, Petco

Total	$179,000		$179,000

Funds:

Fund IV:

1035 Third Avenue	$51,036	100%	$51,036	January	New York, NY	—
801 Madison Avenue	33,000	100%	33,000	April	New York, NY	—

Total	$84,036		$84,036

Dispositions:

Property Name	Disposition Price	Ownership %	Fund Share	Month of Transaction	Location	Key Tenants	IRR	Equity Multiple

Funds:

Fund III:

Lincoln Park Centre	$64,000	100%	$64,000	January	Chicago, IL	Design Within Reach	57%	2.7x
White City Shopping Center	96,750	84%	81,270	April	Shrewsbury, MA	Shaw's (Supervalu)	24%	1.8x

Total	$160,750		$145,270

2015 Guidance

Note: 2015 FFO and EPS guidance and comparable 2014 results are before acquisition costs and gains on the sale of depreciated property
(in millions except per share amounts, all per share amounts are fully diluted)
	Notes	2015 Guidance	2014 Actual
Summary:

Fully diluted Common Shares and OP Units		73,500 to 74,800	62,420

Full year Funds from Operations ("FFO") per share	[1]	$1.48 to $1.56	$1.35

Earnings per Share ("EPS")	[2]	$0.82 to $0.87	$0.71

FFO Components:

Core and pro-rata share of Fund ("Fund") portfolio income		$104.3 to $109.3	$87.9

Asset and property management fee income, net of TRS taxes		$12.5 to $13.0	$15.1

Transactional fee income, net of TRS taxes		$7.5 to $8.0	$6.9

Other Fund related income, net of taxes	[3]	$13.9 to $15.3	$1.1

General and administrative expense		$(29.5) to $(29.0)	$(27.0)

FFO		$108.7 to $116.6	$84.0

Additional Guidance Assumptions:

Same property net operating income ("NOI") growth		3% to 4%

Core acquisitions		$300.0 to $400.0

Fund acquisitions		$250.0 to $500.0

Notes:
[1] Excludes acquisition costs which totaled $0.09 for the year ended December 31, 2014
[2] Excludes acquisition costs and gains on sale of property which aggregated $0.47 for the year ended December 31, 2014
[3] 2015 includes promote income, gain on sale of City Point residential air rights, RCP Venture income and other income, all net of taxes

Net Asset Valuation Information
(in thousands)

	CORE			FUND I			FUND II				FUND III				FUND IV
				Fund Level	AKR pro-rata share		Fund Level		AKR Pro-rata Share		Fund Level		AKR pro-rata share		Fund Level		AKR pro-rata share
	Quarterly		Annualized (x4)		%	$	Quarterly	Annualized (x4)%		$	Quarterly	Annualized (x4)%		$	Quarterly	Annualized (x4)%		$
Current NOI
Net Operating Income	$23,922	[1]	$95,688	—			$1,356	$5,424	20.00%	$1,085	$6,752	$27,008	19.90%	$5,375	$3,306	$13,224	23.12%	$3,057
Less:
(Income)/ loss from properties sold or under contract							—	—		—	(2,173)	(8,692)		(1,730)	—	—		—
(Income)/ loss from pre-stabilized assets [3]							(508)	(2,032)		(406)	(501)	(2,004)		(399)	(992)	(3,968)		(917)
(Income)/ loss from development projects [4]							—	—		—	—	—		—	(64)	(256)		(59)
Net Operating Income of stabilized assets							848	3,392		678	4,078	16,312		3,246	2,250	9,000		2,081

Assets under contract for sale, net of debt								$6,500		$1,300		$36,000		$7,164

Costs to Date
Pre-stabilized assets [3]								$65,883		$13,177		$60,802		$12,100		$118,156		$27,318
Development projects [4]								399,300		79,860		31,300		6,229		75,700		17,502

Total Costs to Date								$465,183		$93,037		$92,102		$18,329		$193,856		$44,820

Debt			$526,836	$—				$328,856		$62,554		$241,303		$44,144		$304,376		$68,169

Gross asset value [2]				3,350
Net Asset Value				$3,350	37.78%	$1,266

Notes:
[1] Does not include a full quarter of NOI for those assets purchased during the first quarter 2015. See "Transactions Activity" page in this supplemental for descriptions of those acquisitions.
2 AKR pro-rata share of Fund I is the promote of 20% plus its co-investment share of the remainder (22% x 80%) for a total of 37.78%.
[3] Consists of the following projects:
Fund III:
640 Broadway
654 Broadway
Nostrand
Fund IV:
2819 Kennedy Blvd
Paramus Plaza
17 East 71st Street
1035 Third Avenue
1151 Third Avenue

[4] See "Redevelopment Activity" page in this supplemental

Selected Financial Ratios
(in thousands)

	Three months ended March 31,	Three months ended December 31,		Three months ended March 31,	Three months ended December 31,

	2015	2014		2015	2014
COVERAGE RATIOS [1]			LEVERAGE RATIOS

Fixed-Charge Coverage Ratios			Debt/Market Capitalization Ratios

EBITDA [2] divided by:	$26,902	$23,527	Debt + Preferred Equity (Preferred O.P. Units)	$702,577	$617,526
Interest expense	5,635	5,373	Total Market Capitalization	3,236,435	2,916,415
Principal Amortization	1,363	1,347	Debt+Preferred Equity/Total Market Capitalization	22%	21%
Preferred Dividends [3]	6	14
Fixed-Charge Coverage Ratio - Core Portfolio	3.8x	3.5x	Debt [6]	$626,187	$424,270
			Total Market Capitalization	3,160,045	2,724,765
EBITDA divided by:	$29,953	$26,266	Net Debt+Preferred Equity/Total Market Capitalization	20%	16%
Interest expense	6,191	5,859
Principal Amortization	1,562	1,550	Debt/EBITDA Ratios
Preferred Dividends	6	14
Fixed-Charge Coverage Ratio - Core Portfolio			Debt	$526,836	$468,814
and Funds	3.9x	3.5x	EBITDA (Annualized)	107,608	94,108
			Debt/EBITDA - Core Portfolio	4.9x	5.0x
Payout Ratios
			Debt [5]	$463,753	$290,448
Dividends declared (per share/OP Unit)	$0.24	$0.24	EBITDA (Annualized)	107,608	94,108
			Net Debt/EBITDA - Core Portfolio	4.3x	3.1x
Dividends (Shares) & Distributions (OP Units) declared	$17,671	$17,482
FFO	23,054	20,161	Debt [4]	$701,703	$616,723
FFO Payout Ratio	77%	87%	EBITDA (Annualized)	119,812	105,064
FFO Payout Ratio before acquisition costs	73%	80%	Debt/EBITDA - Core Portfolio and Funds	5.9x	5.9x

Dividends (Shares) & Distributions (OP Units) paid	$17,671	$17,482	Debt [6]	$626,187	$424,270
AFFO	18,107	16,433	EBITDA (Annualized)	119,812	105,064,000
AFFO Payout Ratio	98%	106%	Net Debt/EBITDA - Core Portfolio and Funds	5.2x	4.0x
AFFO Payout Ratio before acquisition costs	92%	97%
			Debt Yield Ratios

			NOI (Annualized)	$95,688	$86,628
			Debt	526,836	468,814
			Debt Yield - Core Portfolio	18%	18%

			NOI (Annualized)	$95,688	$86,628
Notes:
[1] Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The coverage ratios include the Company's pro-rata share of FFO, AFFO, EBITDA, interest expense and principal amortization related to both the Company's consolidated and unconsolidated investments in joint ventures.
[2] See page 9 for a calculation of EBITDA.
[3] Represents preferred distributions on Preferred Operating partnership Units.
[4] Includes the Company's pro-rata share of consolidated and unconsolidated joint venture debt.
[5] Reflects debt net of the current Core Portfolio cash balance at end of period.
[6] Reflects debt net of the current Core Portfolio and pro-rata share of the Funds cash balance at end of period.
			Debt [5]	463,753	290,448
			Net Debt Yield - Core Portfolio	21%	30%

			NOI (Annualized)	$105,216	$96,584
			Debt [4]	701,703	616,723
			Debt Yield - Core Portfolio and Funds	15%	16%

			NOI (Annualized)	$105,216	$96,584
			Debt [6]	626,187	424,270
			Net Debt Yield - Core Portfolio and Funds	17%	23%

Portfolio Debt - Summary
Reconciliation from Pro-Rata Share of Debt to Consolidated Debt per Financial Statement
(in thousands)

	Acadia Pro-Rata Share of Debt [2]							Reconciliation to Consolidated Debt as Reported
								Add:	Less:	Acadia
	Core Portfolio		Funds		Total			Noncontrolling	Pro-rata Share of	Consolidated
	Principal	Interest	Principal	Interest	Principal	Interest	Fixed vs	Interest Share of	Unconsolidated	Debt
Mortgage Notes Payable	Balance	Rate	Balance	Rate	Balance	Rate	Variable	Consolidated Debt [3]	Debt [4]	As Reported

Fixed-Rate Debt [1]	$526,262	4.7%	$69,830	4.3%	$596,092	4.6%	85%	$401,317	$(113,207)	$884,202
Variable-Rate Debt	574	1.7%	105,037	2.2%	105,611	2.2%	15%	330,831	(18,511)	417,931

Total	$526,836	4.7%	$174,867	3.0%	$701,703	4.3%	100%	$732,148	$(131,718)	1,302,133
Unamortized premium										2,606
										$1,304,739

Notes:
[1] Fixed-rate debt includes notional principal fixed through swap transactions.
[2] Represents the Company's pro-rata share of debt based on its percent ownership.
[3] Represents the noncontrolling interest pro-rata share of consolidated partnership debt based on its percent ownership.
[4] Represents the Company's pro-rata share of unconsolidated partnership debt based on its percent ownership.

Portfolio Debt - Detail
(in thousands)

		Principal Balance at	Acadia's Pro-rata Share		Interest	Maturity	Extension
Property		March 31, 2015	Percent	Amount	Rate	Date	Options

CORE PORTFOLIO

Fixed-Rate Debt
Crescent Plaza		$16,376	100.0%	$16,376	4.98%	9/6/2015	None
Pacesetter Park Shopping Center		11,248	100.0%	11,248	5.12%	11/6/2015	None
Elmwood Park Shopping Center		32,053	100.0%	32,053	5.53%	1/1/2016	None
Chicago Portfolio		15,186	100.0%	15,186	5.61%	2/1/2016	None
The Gateway Shopping Center		19,357	100.0%	19,357	5.44%	3/1/2016	None
330-340 River Street		10,607	100.0%	10,607	5.30%	5/1/2016	1 x 60 mos.
Brandywine Town Center		166,200	22.2%	36,933	5.99%	7/1/2016	None
Rhode Island Place Shopping Center		15,911	100.0%	15,911	6.35%	12/1/2016	None
239 Greenwich Avenue		26,000	75.0%	19,500	5.42%	2/11/2017	None
639 West Diversey		4,220	100.0%	4,220	6.65%	3/1/2017	None
Merrillville Plaza		25,412	100.0%	25,412	5.88%	8/1/2017	None
Bedford Green		29,475	100.0%	29,475	5.10%	9/5/2017	None
163 Highland Avenue		9,765	100.0%	9,765	4.66%	2/1/2024	None
Crossroads Shopping Center		67,500	49.0%	33,075	3.94%	9/30/2024	None
840 N. Michigan		73,500	88.4%	64,996	4.36%	2/10/2025	None
Georgetown Portfolio		17,810	50.0%	8,905	4.72%	12/10/2027	None
Interest rate swaps [1]		173,407	99.9%	173,243	3.66%	Various

Sub-Total Fixed-Rate Debt		714,027		526,262	4.66%

Variable-Rate Debt

Unsecured Line of Credit [2]		50,000	100.0%	50,000	Libor + 140	1/31/2018	1 x 12 mos.
664 N. Michigan		44,053	100.0%	44,053	Libor + 165	6/28/2018	1 x 60 mos.
Unsecured Term Loan		50,000	100.0%	50,000	Libor + 130	11/25/2019	None
4401 N. White Plains Road		6,111	100.0%	6,111	Libor + 190	9/1/2022	None
28 Jericho Turnpike		15,639	100.0%	15,639	Libor + 190	1/23/2023	None
60 Orange Street		8,178	98.0%	8,014	Libor + 175	4/3/2023	None
Interest rate swaps [1]		(173,407)	99.9%	(173,243)	Libor + 151

Sub-Total Variable-Rate Debt		574		574	Libor + 151

Total Debt - Core Portfolio		$714,601		$526,836	4.66%

		Principal Balance at	Acadia's Pro-rata Share		Interest	Maturity	Extension
Property		March 31, 2015	Percent	Amount	Rate	Date	Options

Funds

Fixed-Rate Debt
Arundel Plaza [3]	Fund III	$8,692	17.9%	$1,557	5.60%	4/1/2015	None
216th Street [3]	Fund II	25,500	19.8%	5,054	5.80%	10/1/2017	None
CityPoint [3]	Fund II	199,000	18.8%	37,469	4.75%	2020 [7]	None
CityPoint [3,6]	Fund II	5,262	18.8%	991	1.00%	8/23/2019	None
Interest rate swaps [1]	Funds II, III & IV	127,180	19.5%	24,759	3.33%	Various

Sub-Total Fixed-Rate Debt		365,634		69,830	4.29%

Variable-Rate Debt
Parkway Crossing [3]	Fund III	12,822	17.9%	2,297	Libor + 220	1/1/2015	2 x 12 mos.
Liberty Avenue [3]	Fund II	8,944	19.8%	1,773	Libor + 275	4/30/2015	None

210 Bowery	Fund IV	4,600	23.1%	1,064	Libor + 195	6/1/2015	None
640 Broadway [3]	Fund III	22,448	12.6%	2,821	Libor + 295	7/1/2015	1 x 12 mos.
CityPoint [3]	Fund II	20,650	18.8%	3,888	Libor + 400	8/12/2015	None
CityPoint [3]	Fund II	20,000	18.8%	3,766	Libor + 170	8/23/2015	1 x 12 mos.
Cortlandt Towne Center	Fund III	83,726	19.9%	16,661	Libor + 165	10/26/2015	None
Acadia Strategic Opportunity IV LLC [4]	Fund IV	123,700	23.1%	28,599	Libor + 165	11/20/2015	1 x 12 mos.
Nostrand Avenue	Fund III	11,917	19.9%	2,371	Libor + 265	2/1/2016	2 x 12 mos.
Heritage Shops	Fund III	24,500	19.9%	4,876	Libor + 155	2/28/2016	2 x 12 mos.
Promenade at Manassas [3]	Fund IV	25,000	22.8%	5,696	Libor + 140	11/19/2016	2 x 12 mos.
1701 Belmont Avenue [3,8]	Fund IV	3,344	22.8%	762	Prime + 50	1/31/2017	None
Acadia Strategic Opportunity IV LLC [5]	Fund IV	31,000	23.1%	7,167	Libor + 275	2/9/2017	1 x 6 mos.
654 Broadway	Fund III	9,000	19.9%	1,791	Libor + 188	3/1/2017	2 x 12 mos.
New Hyde Park Shopping Center	Fund III	11,600	19.9%	2,308	Libor + 185	5/1/2017	2 x 12 mos.
938 W. North Avenue [3]	Fund IV	12,500	18.5%	2,312	Libor + 235	5/1/2017	1 x 12 mos.
1151 Third Avenue	Fund IV	12,481	23.1%	2,886	Libor + 175	6/3/2017	2 x 12 mos.
2819 Kennedy Boulevard [3]	Fund IV	5,960	22.8%	1,358	Libor + 215	12/9/2017	2 x 12 mos.
Eden Square [3]	Fund IV	16,000	22.8%	3,646	Libor + 200	12/17/2017	1 x 12 mos.
161st Street [3]	Fund II	29,500	19.8%	5,847	Libor + 250	4/1/2018	None
Paramus Plaza [3]	Fund IV	12,600	11.6%	1,457	Libor + 170	2/20/2019	None
Lake Montclair	Fund IV	15,191	23.1%	3,512	Libor + 215	5/1/2019	None
1035 Third Avenue	Fund IV	42,000	23.1%	9,710	Libor + 235	1/27/2021	None
White City Shopping Center [3]	Fund III	56,375	16.7%	9,426	Libor + 215	2/19/2021	None
3104 M Street [3]	Fund III	223	15.9%	36	Prime + 50	12/10/2021	None
CityPoint [3]	Fund II	20,000	18.8%	3,766	Libor + 139	11/1/2021	None
Interest rate swaps [1]	Funds II, III & IV	(127,180)	19.5%	(24,759)	Libor + 203

Sub-Total Variable-Rate Debt		508,901		105,037	Libor + 200

Total Debt - Funds		$874,535		$174,867	3.02%

Total Debt - Core Portfolio and Funds		$1,589,136		$701,703	4.25%

Portfolio Debt - Notes
(in thousands)

[1] The Company has hedged a portion of its variable-rate debt with variable to fixed-rate swap agreements
[2] This is an unsecured revolving facility which has a current capacity up to $150,000 and can be increased to $300,000.
The interest rate will vary based on levels of leverage. As of March 31, 2015, the interest rate is LIBOR + 140 basis points.
[3] Acadia's interest in this Fund debt is also reflected net of other JV interests at the investment level.
[4] Total current availability under this facility is $150,000. Fund IV also has the ability to increase the size of this facility to a total of $228,848.
[5] Total current availability under this facility is $50,000.
[6] This loan was made in connection with the New Markets Tax Credit and contains a borrower option to purchase the loan for $1 at the end of the term.
[7] The maturity date of this loan is five years after the final advancing of funds which is currently anticipated to occur by the end of 2015.
[8] Bears interest at the greater of 4% or the Prime Rate plus 50 basis points.

Future Debt Maturities [1]
(in thousands)

Core Portfolio
	Total Debt Maturities			Acadia's Pro-rata Share			Weighted Average Interest Rate of Maturing Debt
	Scheduled			Scheduled
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Total Debt	Fixed-Rate Debt	Variable-Rate Debt

2015	$4,150	$27,344	$31,494	$4,026	$27,344	$31,370	5.04%	5.04%	n/a
2016	4,040	257,573	261,613	3,869	128,306	132,175	4.40%	4.40%	n/a
2017	3,551	82,926	86,477	3,225	76,426	79,651	5.17%	5.17%	n/a
2018	3,169	90,058	93,227	2,382	90,058	92,440	1.68%	n/a	1.68%
2019	2,740	50,000	52,740	1,920	50,000	51,920	1.47%	n/a	1.47%
Thereafter	14,055	174,995	189,050	8,935	130,345	139,280	3.11%	3.34%	2.02%
Total	$31,705	$682,896	$714,601	$24,357	$502,479	$526,836

Funds
	Total Debt Maturities			Acadia's Pro-rata Share			Weighted Average Interest Rate of Maturing Debt
	Scheduled			Scheduled
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Total Debt	Fixed-Rate Debt	Variable-Rate Debt

2015	$2,854	$292,042	$294,896	$556	$59,994	$60,550	2.21%	5.60%	2.10%
2016	2,239	73,408	75,647	444	15,081	15,525	1.95%	n/a	1.95%
2017	1,569	125,505	127,074	297	26,897	27,194	2.68%	5.80%	1.88%
2018	1,449	29,500	30,949	266	5,847	6,113	2.67%	n/a	2.67%
2019	857	230,228	231,085	147	43,041	43,188	4.37%	4.65%	2.11%
Thereafter	2,064	112,820	114,884	375	21,922	22,297	2.37%	n/a	2.37%
Total	$11,032	$863,503	$874,535	$2,085	$172,782	$174,867

Note:
[1] Does not include any applicable extension options

Core Portfolio Retail Properties - Detail [1]
												Leased	Annualized	Annualized
		Year	Acadia's	Gross Leaseable Area				In Place Occupancy				Occupancy	Base Rent	Base Rent PSF
Property	Key Tenants	Acquired	interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	Total	Total

URBAN AND STREET RETAIL
Chicago Metro

664 N. Michigan Avenue	Tommy Bahama, Ann Taylor Loft, Harley Davidson	2013	100.0%	18,141	—	—	18,141	100.0%	—	—	100.0%	100.0%	$4,316,794	$237.96
840 N. Michigan Avenue	H & M, Verizon Wireless	2014	88.4%	87,135	—	—	87,135	100.0%	—	—	100.0%	100.0%	7,104,900	81.54
Rush and Walton Streets Collection - 6 properties	Lululemon, Brioni, BHLDN, Marc Jacobs	2011/12	100.0%	41,432	—	—	41,432	100.0%	—	—	100.0%	100.0%	6,322,196	152.59
651-671 West Diversey	Trader Joe's, Urban Outfitters	2011	100.0%	46,259	—	—	46,259	100.0%	—	—	100.0%	100.0%	1,922,016	41.55
Clark Street and W. Diversey Collection - 3 properties	Ann Taylor, Akira	2011/12	100.0%	23,531	—	—	23,531	86.7%	—	—	86.7%	95.9%	1,053,247	51.62
Halsted and Armitage Collection - 9 properties	Intermix, BCBG, Club Monaco	2011/12	100.0%	44,658	—	—	44,658	95.1%	—	—	95.1%	95.1%	1,840,042	43.34
North Lincoln Park Chicago Collection - 6 properties	Forever 21, Aldo, Carhartt, Chase Bank	2011/14	100.0%	22,125	—	29,130	51,255	100.0%	—	—	43.2%	81.6%	1,642,399	74.23
				283,281	—	29,130	312,411	98.1%	—	67.6%	95.3%	96.0%	24,201,594	81.31
New York Metro
83 Spring Street	Paper Source	2012	100.0%	3,000	—	—	3,000	100.0%	—	—	100.0%	100.0%	623,884	207.96
152-154 Spring Street	—	2014	100.0%	2,936	—	—	2,936	100.0%	—	—	100.0%	100.0%	2,177,360	741.61
Mercer Street	3 X 1 Denim	2011	100.0%	3,375	—	—	3,375	100.0%	—	—	100.0%	100.0%	418,689	124.06
East 17th Street	Union Fare	2008	100.0%	11,467	—	—	11,467	100.0%	—	—	100.0%	100.0%	1,300,014	—
West 54th Street	Stage Coach Tavern	2007	100.0%	5,773	—	—	5,773	92.3%	—	—	92.3%	92.3%	2,201,461	413.11
61 Main Street	Chicos	2014	100.0%	3,400	—	—	3,400	100.0%	—	—	100.0%	100.0%	351,560	103.40
181 Main Street	TD Bank	2012	100.0%	11,350	—	—	11,350	100.0%	—	—	100.0%	100.0%	852,150	75.08
4401 White Plains Road	Walgreens	2011	100.0%	—	12,964	—	12,964	—	100.0%	—	100.0%	100.0%	625,000	48.21
Bartow Avenue	Sleepy's	2005	100.0%	—	—	14,676	14,676	—	—	100.0%	100.0%	100.0%	467,987	31.89
239 Greenwich Avenue	Coach	1998	75.0%	16,553	—	—	16,553	27.4%	—	—	27.4%	100.0%	388,573	85.57
252-256 Greenwich Avenue	Madewell, Calypso, Jack Wills	2014	100.0%	9,172	—	—	9,172	100.0%	—	—	100.0%	100.0%	1,238,827	135.07
Third Avenue	Planet Fitness	2006	100.0%	—	21,650	18,670	40,320	—	100.0%	100.0%	100.0%	100.0%	887,172	22.00
868 Broadway	Dr Martens	2013	100.0%	2,031	—	—	2,031	100.0%	—	—	100.0%	100.0%	682,069	335.83
313-315 Bowery[2]	John Varvatos, Patagonia	2013	100.0%	6,600	—	—	6,600	100.0%	—	—	100.0%	100.0%	435,600	66.00
120 West Broadway	HSBC Bank, Citibank	2013	100.0%	13,638	—	—	13,638	81.7%	—	—	81.7%	92.7%	1,644,481	147.64
131-135 Prince Street	Folli Follie, Uno De 50	2013	100.0%	3,200	—	—	3,200	100.0%	—	—	100.0%	100.0%	1,232,352	385.11
2520 Flatbush Avenue	Bob's Discount Furniture, Capital One	2014	100.0%	—	—	29,114	29,114	—	—	100.0%	100.0%	100.0%	1,049,538	36.05
Shops at Grand	Stop & Shop (Ahold)	2014	100.0%	—	52,336	47,639	99,975	—	100.0%	81.6%	91.3%	91.3%	2,736,357	29.99
				92,495	86,950	110,099	289,544	83.8%	100.0%	92.1%	91.8%	96.5%	19,313,074	72.65
San Francisco Metro
City Center	City Target, Best Buy	2015	100.0%	—	174,311	30,337	204,648	—	100.0%	100.0%	100.0%	100.0%	7,635,340	37.31
				—	174,311	30,337	204,648	—	100.0%	100.0%	100.0%	100.0%	7,635,340	37.31
District of Columbia Metro
1739-53 & 1801-03 Connecticut Avenue	Ruth Chris Steakhouse, TD Bank	2012	100.0%	22,907	—	—	22,907	100.0%	—	—	100.0%	100.0%	1,306,696	57.04
Rhode Island Place Shopping Center	TJ Maxx	2012	100.0%	—	24,996	32,533	57,529	—	100.0%	92.3%	95.7%	95.7%	1,541,554	28.01

M Street and Wisconsin Corridor - 7 Properties	Lacoste, Juicy Couture, Coach	2011	62.4%	31,629	—	—	31,629	100.0%	—	—	100.0%	100.0%	2,630,592	83.17
				54,536	24,996	32,533	112,065	100.0%	100.0%	92.3%	97.8%	97.8%	5,478,842	50.00
Boston Metro
330-340 River Street	Whole Foods	2012	100.0%	—	40,800	13,426	54,226	—	100.0%	100.0%	100.0%	100.0%	1,130,470	20.85
				—	40,800	13,426	54,226	—	100.0%	100.0%	100.0%	100.0%	1,130,470	20.85

Total Urban and Street Retail				430,312	327,057	215,525	972,894	95.3%	100.0%	90.4%	95.8%	97.4%	$57,759,320	$61.98

Acadia Share Total Urban and Street Retail				403,752	327,057	215,525	946,334	95.7%	100.0%	90.4%	96.0%	97.3%	$53,113,316	$58.47

Notes:
[1] The above occupancy and rent amounts do not include space which is currently leased, other than "leased occupancy", but for which rent payment has not yet commenced. Residential and office GLA is excluded.

613-623 West Diversey Parkway is under redevelopment.
[2] Represents the annual base rent paid to Acadia pursuant to a master lessee and does not reflect the rent paid by the retail tenants at the property.

SUBURBAN PROPERTIES
New Jersey
Elmwood Park Shopping Center	Walgreens, Pathmark (A&P)	1998	100.0%	—	62,610	86,460	149,070	—	100.0%	95.3%	97.3%	97.3%	$3,725,381	$25.69
Marketplace of Absecon	Rite Aid, Dollar Tree	1998	100.0%	—	46,724	57,832	104,556	—	100.0%	90.5%	94.8%	94.8%	1,432,754	14.46
60 Orange Street	Home Depot	2012	98.0%	—	101,715	—	101,715	—	100.0%	—	100.0%	100.0%	695,000	6.83

New York
Village Commons Shopping Center	-	1998	100.0%	—	—	87,330	87,330	—	—	98.1%	98.1%	98.1%	2,710,970	31.65
Branch Plaza	LA Fitness, CVS	1998	100.0%	—	76,105	51,136	127,241	—	73.6%	70.8%	72.5%	90.2%	2,329,476	25.25
Amboy Center	Stop & Shop (Ahold)	2005	100.0%	—	37,266	26,024	63,290	—	100.0%	100.0%	100.0%	100.0%	1,959,317	30.96
Pacesetter Park Shopping Center	Stop & Shop (Ahold)	1999	100.0%	—	52,052	45,552	97,604	—	100.0%	76.2%	88.9%	88.9%	1,106,342	12.75
LA Fitness	LA Fitness	2007	100.0%	—	55,000	—	55,000	—	100.0%	—	100.0%	100.0%	1,391,500	25.30
Crossroads Shopping Center	Home Goods, PetSmart, Kmart	1998	49.0%	—	202,727	107,925	310,652	—	100.0%	83.4%	94.2%	95.7%	6,751,799	23.06
New Loudon Center	Price Chopper, Marshalls	1993	100.0%	—	251,058	4,615	255,673	—	100.0%	100.0%	100.0%	100.0%	1,989,333	7.78
28 Jericho Turnpike	Kohl's	2012	100.0%	—	96,363	—	96,363	—	100.0%	—	100.0%	100.0%	1,650,000	17.12
Bedford Green	Shop Rite	2014	100.0%	—	37,981	52,491	90,472	—	100.0%	84.9%	91.2%	91.2%	2,463,749	29.86

Connecticut
Town Line Plaza [2]	Wal-Mart, Stop & Shop (Ahold)	1998	100.0%	—	163,159	43,187	206,346	—	100.0%	93.6%	98.7%	98.7%	1,719,260	16.17

Massachusetts
Methuen Shopping Center	Wal-Mart, Market Basket	1998	100.0%	—	120,004	10,017	130,021	—	100.0%	100.0%	100.0%	100.0%	1,268,570	9.76
Crescent Plaza	Home Depot, Shaw's (Supervalu)	1993	100.0%	—	156,985	61,163	218,148	—	100.0%	78.9%	94.1%	96.0%	1,765,676	8.60
201 Needham Street	Michael's	2014	100.0%	—	20,409	—	20,409	—	100.0%	—	100.0%	100.0%	591,861	29.00
163 Highland Avenue	Staples, Petco	2015	100.0%	—	40,505	—	40,505	—	100.0%	—	100.0%	100.0%	1,275,673	31.49

Vermont
The Gateway Shopping Center	Shaw's (Supervalu)	1999	100.0%	—	73,184	28,471	101,655	—	100.0%	100.0%	100.0%	100.0%	2,034,508	20.01

Illinois
Hobson West Plaza	Garden Fresh Markets	1998	100.0%	—	51,692	47,445	99,137	—	100.0%	88.3%	94.4%	94.4%	1,122,942	12.00

Indiana
Merrillville Plaza	Jo-Ann Fabrics, TJ Maxx	1998	100.0%	—	123,220	112,867	236,087	—	100.0%	99.0%	99.5%	100.0%	3,364,727	14.32

Michigan
Bloomfield Town Square	Best Buy, Home Goods,	1998	100.0%	—	153,839	81,947	235,786	—	100.0%	100.0%	100.0%	100.0%	3,573,030	15.15
	TJ Maxx, Dick's Sporting Goods
Ohio
Mad River Station	Babies 'R' Us	1999	100.0%	—	58,185	65,150	123,335	—	100.0%	67.4%	82.8%	82.8%	1,349,077	13.22

Delaware
Brandywine Town Center	Lowes, Bed Bath & Beyond,	2003	22.2%	—	852,261	48,608	900,869	—	94.5%	91.4%	94.3%	94.3%	13,981,994	16.45
	Target, Dick's Sporting Goods			—
Market Square Shopping Center	Trader Joe's, TJ Maxx	2003	22.2%	—	42,850	59,197	102,047	—	100.0%	91.6%	95.1%	100.0%	2,487,647	25.62
Naamans Road	-	2006	22.2%	—	—	19,984	19,984	—	—	100.0%	100.0%	100.0%	867,517	43.41

Pennsylvania
Mark Plaza	Kmart	1993	100.0%	—	104,956	1,900	106,856	—	100.0%	100.0%	100.0%	100.0%	240,664	2.25
Plaza 422	Home Depot	1993	100.0%	—	139,968	16,311	156,279	—	100.0%	100.0%	100.0%	100.0%	835,956	5.35
Route 6 Plaza	Kmart	1994	100.0%	—	146,568	29,021	175,589	—	100.0%	94.8%	99.1%	100.0%	1,272,302	7.31
Chestnut Hill	-	2006	100.0%	—	—	37,646	37,646	—	—	100.0%	100.0%	100.0%	908,141	24.12
Abington Towne Center [3]	Target, TJ Maxx	1998	100.0%	—	184,616	31,662	216,278	—	100.0%	70.4%	95.7%	95.7%	1,016,714	20.62

Total Suburban Properties				—	3,452,002	1,213,941	4,665,943	—	98.1%	89.6%	95.9%	96.7%	$67,881,880	$16.09

Acadia Share Total Suburban Properties				—	2,609,855	1,059,505	3,669,360	—	98.8%	89.6%	96.2%	97.1%	$50,939,721	$15.56

TOTAL CORE PROPERTIES				430,312	3,779,059	1,429,466	5,638,837	95.3%	98.2%	89.7%	95.8%	96.8%	$125,641,200	$24.40

Acadia Share Total Core Properties				403,752	2,977,417	1,275,030	4,656,198	95.7%	99.0%	89.7%	96.2%	97.1%	$106,789,393	$25.29

Notes:
[1] The above occupancy and rent amounts do not include space which is currently leased, other than "leased occupancy", but for which rent payment has not yet commenced. Residential and office GLA is excluded.

[2] Anchor GLA includes a 97,300 square foot Wal-Mart store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.
[3] Anchor GLA includes a 157,616 square foot Target store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

Core Portfolio Top Tenants - Ranked by Annual Base Rent (ABR) [1]

		Pro-Rata
	Number of stores	Combined		Percentage of Total
	in Core			Percentage of
Tenant	portfolio	GLA	Base Rent	Portfolio GLA	Base Rent

Stop and Shop (Ahold)	4	207,513	$3,538,374	4.5%	3.3%

Best Buy	2	86,686	3,273,894	1.9%	3.1%

Target	2	155,822	3,224,714	3.3%	3.0%

LA Fitness	2	100,000	2,336,500	2.1%	2.2%

Verizon	2	31,371	2,318,968	0.7%	2.2%

Ann Taylor Loft	2	14,174	2,150,210	0.3%	2.0%

TJX Companies	9	218,734	1,920,512	4.7%	1.8%
-- TJ Maxx	5	120,123	854,724	2.6%	0.8%
-- Marshalls	2	46,748	443,998	1.0%	0.4%
-- Home Goods	2	51,863	621,790	1.1%	0.6%

Supervalu (Shaw's)	2	123,409	1,907,456	2.7%	1.8%

Home Depot	3	312,718	1,827,600	6.7%	1.7%

Walgreens	3	37,499	1,412,716	0.8%	1.3%

Kate Spade	2	4,250	1,333,050	0.1%	1.2%
Citibank	5	17,283	1,239,117	0.4%	1.2%
Sleepy's	8	41,831	1,210,183	0.9%	1.1%
Kmart	3	273,969	1,170,078	5.9%	1.1%
Bob's Discount Furniture	2	34,723	1,062,507	0.7%	1.0%
TD Bank	2	15,560	1,060,904	0.3%	1.0%
Trader Joe's	2	19,094	967,216	0.4%	0.9%
Urban Outfitters	2	19,902	879,450	0.4%	0.8%
Gap (Banana Republic and Old Navy)	3	13,835	878,356	0.3%	0.8%
Dicks Sporting Goods	2	59,805	860,471	1.3%	0.8%
TOTAL	62	1,788,178	$34,572,276	38.4%	32.3%

Note:
[1] Does not include tenants that operate at only one of Acadia's properties.

Core Portfolio Lease Expirations

	Street Tenants					Anchor Tenants					Shop Tenants					Total Tenants
		Gross Leased Area		Base Rent			Gross Leased Area		Base Rent			Gross Leased Area		Base Rent			Gross Leased Area		Base Rent
	No. of Leases	Expiring	Percent		Percent	No. of Leases	Expiring	Percent		Percent	No. of Leases	Expiring	Percent		Percent	No. of Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total

M to M [1]	—	—	—	$—	—	—	—	—	$—	—	9	38,172	3.0%	$22.42	2.4%	9	38,172	0.7%	$22.42	0.7%
2015	1	2,500	0.6%	75.00	0.5%	4	254,846	7.4%	15.51	8.0%	22	65,656	5.1%	26.63	5.0%	27	323,002	6.3%	18.23	4.7%
2016	9	47,465	11.6%	43.39	5.0%	9	332,463	9.6%	11.99	8.1%	48	198,420	15.5%	21.67	12.3%	66	578,348	11.2%	17.89	8.2%
2017	9	32,901	8.0%	101.22	8.1%	6	296,390	8.6%	11.11	6.7%	43	180,403	14.1%	29.22	15.0%	58	509,694	9.9%	23.34	9.5%
2018	6	74,979	18.3%	79.99	14.6%	8	472,193	13.7%	17.43	16.6%	54	169,073	13.2%	29.62	14.3%	68	716,245	13.9%	26.86	15.3%
2019	8	19,309	4.7%	167.87	7.9%	9	334,577	9.7%	8.78	5.9%	29	93,356	7.3%	25.10	6.7%	46	447,242	8.7%	19.05	6.8%
2020	11	30,691	7.5%	117.39	8.8%	8	386,909	11.2%	12.99	10.1%	19	91,471	7.1%	20.66	5.4%	38	509,071	9.9%	20.66	8.4%
2021	7	49,579	12.1%	57.92	7.0%	6	267,331	7.7%	10.58	5.7%	14	72,151	5.6%	24.04	4.9%	27	389,061	7.6%	19.11	5.9%
2022	6	21,011	5.1%	142.05	7.3%	2	69,837	2.0%	26.15	3.7%	20	82,004	6.4%	26.76	6.3%	28	172,852	3.4%	40.53	5.6%
2023	5	22,169	5.4%	93.55	5.1%	5	205,067	5.9%	17.92	7.4%	11	63,545	5.0%	26.18	4.7%	21	290,781	5.6%	25.49	5.9%
2024	8	60,828	14.8%	93.65	13.9%	7	330,390	9.6%	20.41	13.6%	24	109,010	8.5%	29.42	9.1%	39	500,228	9.7%	31.28	12.5%
Thereafter	11	48,599	11.9%	185.15	21.8%	12	507,233	14.6%	13.82	14.2%	17	119,084	9.2%	40.97	13.9%	40	674,916	13.1%	30.94	16.5%
Total	81	410,031	100.0%	$100.10	100.0%	76	3,457,236	100.0%	$14.32	100.0%	310	1,282,345	100.0%	$27.37	100.0%	467	5,149,612	100.0%	$24.40	100.0%

							254,916	Anchor GLA Owned by Tenants									254,916	Anchor GLA Owned by Tenants
		20,281	Total Vacant				66,907	Total Vacant				147,121	Total Vacant				234,309	Total Vacant
		430,312	Total Square Feet				3,779,059	Total Square Feet				1,429,466	Total Square Feet				5,638,837	Total Square Feet

Note:
[1] Leases currently under month to month or in process of renewal

Core Portfolio - New and Renewal Rent Spreads [1]

	3 months ended
	March 31, 2015
	GAAP [3]	Cash [2]
New leases
Number of new leases executed	1	1
GLA	2,161	2,161
New base rent	$30.50	$30.00
Previous base rent	$33.17	$35.88
Average cost per square foot	$40.22	$40.22
Weighted Average Lease Term (years)	10.0	10.0
Percentage growth in base rent	(8.0)%	(16.4)%

Renewal leases
Number of renewal leases executed	8	8
GLA	59,801	59,801
New base rent	$21.15	$20.21
Expiring base rent	$15.65	$15.98
Average cost per square foot	$19.68	$19.68
Weighted Average Lease Term (years)	8.8	8.8
Percentage growth in base rent	35.1%	26.5%

Total new and renewal Leases
Number of new and renewal leases executed	9	9
GLA commencing	61,962	61,962
New base rent	$21.48	$20.55
Expiring base rent	$16.26	$16.67
Average cost per square foot	$20.40	$20.40
Weighted Average Lease Term (years)	8.8	8.8
Percentage growth in base rent	32.1%	23.3%

Notes:
[1] Based on lease execution dates. Does not include leased square footage and costs related to first generation space and the Company's major redevelopment projects; renewal leases include exercised options.
[2] Rents have not been calculated on a straight-line basis. Previous/expiring rent is that as of time of expiration and includes any percentage rent paid as well. New rent is that which is paid at commencement.
[3] Rents are calculated on a straight-line ("GAAP") basis.

Core Portfolio Capital Expenditures
Current Quarter

	Current Quarter
	3 months ended		Prior Year ended
	March 31, 2015		December 31, 2014

Leasing Commissions	$210		$939
Tenant Improvements	1,091		3,962
Capital Expenditures	1,677		964
Total Capital Expenditures	$2,978		$5,865

Other redevelopment and re-anchoring related activities	$4,107	[1]	$2,884	[2]

Note:
[1] Costs associated with the re-anchoring of East 17th Street.
[2] Costs associated with the re-anchoring of Branch and Crossroads shopping centers.

Property Demographics - Core
						3-Mile Radius
				Base	Total	Total	#	Median HH	Avg. HH
	Property	City	State	Rent	GLA	Pop.	HH	Income	Income
	Core - Urban and Street Retail

	664 N. Michigan Avenue	Chicago	IL	$4,316,794	18,141	295,897	163,646	$74,143	$115,275
	840 N. Michigan Avenue	Chicago	IL	7,104,900	87,135	307,531	172,435	79,109	122,284
	Rush and Walton Streets Collection - 6 properties	Chicago	IL	6,322,196	41,432	319,505	178,056	75,196	116,122
	613-623 West Diversey Parkway	Chicago	IL	—	427,233	404,680	217,820	70,480	105,904
	651-671 West Diversey	Chicago	IL	1,922,016	46,259	413,506	220,785	70,198	105,234
	Clark Street and W. Diversey Collection - 3 properties	Chicago	IL	1,053,247	23,531	406,523	217,890	70,388	105,694
	Halsted and Armitage Collection - 9 properties	Chicago	IL	1,840,042	44,658	443,549	238,098	72,697	108,583
	North Lincoln Park Chicago Collection - 6 properties	Chicago	IL	1,642,399	51,255	496,377	247,811	68,233	99,096

	83 Spring Street	Manhattan	NY	623,884	3,000	981,658	479,147	85,920	121,994
	152-154 Spring Street	Manhattan	NY	2,177,360	2,936	918,561	473,494	87,476	126,722
	Mercer Street	Manhattan	NY	418,689	3,375	942,758	457,309	85,389	121,063
	East 17th Street	Manhattan	NY	1,300,014	11,467	1,079,577	547,698	91,428	133,947
	West 54th Street	Manhattan	NY	2,201,461	5,773	1,249,501	636,418	91,179	137,662
	61 Main Street	Westport	CT	351,560	3,400	46,740	17,572	126,406	193,141
	181 Main Street	Westport	CT	852,150	11,350	46,401	17,290	132,350	187,954
	4401 White Plains Road	Bronx	NY	625,000	12,964	571,325	214,126	52,977	65,542
	Bartow Avenue	Bronx	NY	467,987	14,676	578,872	215,091	47,890	58,583
	239 Greenwich Avenue	Greenwich	CT	388,573	16,553	67,092	24,790	112,373	169,820
	252-256 Greenwich Avenue	Greenwich	CT	1,238,827	9,172	67,228	25,117	110,894	176,008
	Third Avenue	Bronx	NY	887,172	40,320	1,239,993	443,231	35,628	49,095
	868 Broadway	Manhattan	NY	682,069	2,031	1,077,976	547,276	91,410	134,095
	313-315 Bowery	Manhattan	NY	6,600	435,600	1,032,158	506,284	85,730	122,785
	120 West Broadway	Manhattan	NY	1,644,481	13,638	878,321	422,645	85,293	121,409
	131-135 Prince Street	Manhattan	NY	1,232,352	3,200	990,615	484,990	88,621	132,090
	2520 Flatbush Avenue	Brooklyn	NY	1,049,538	29,114	553,769	211,713	56,343	68,554
	Shops at Grand	Queens	NY	2,736,357	99,975	935,540	331,826	56,790	68,721

	City Center	San Francisco	CA	7,635,340	204,648	514,866	247,768	79,424	109,896

	1739-53 & 1801-03 Connecticut Avenue	Washington	DC	1,306,696	22,907	338,815	164,797	81,801	108,533
	Rhode Island Place Shopping Center	Washington	DC	1,541,554	57,529	348,349	157,678	66,984	86,314
	M Street and Wisconsin Corridor - 7 properties	Georgetown	DC	2,630,592	31,629	321,861	160,430	87,539	114,211

	330-340 River Street	Cambridge	MA	1,130,470	54,226	492,750	214,634	65,037	91,540

Total Core Urban and Street Retail
Weighted Average - Based on annual base rent						527,437	256,252	$78,264	$113,676

						3-Mile Radius
				Base	Total	Total	#	Median HH	Avg. HH
	Property	City	State	Rent	GLA	Pop.	HH	Income	Income

	Core - Suburban Properties

	Elmwood Park Shopping Center	Elmwood Park	NJ	3,725,381	149,070	252,982	84,585	60,290	69,299
	Marketplace of Absecon	Absecon	NJ	1,432,754	104,556	32,668	11,471	61,717	73,395
	60 Orange Street	Bloomfield	NJ	695,000	101,715	338,909	125,166	56,211	67,492
	Village Commons Shopping Center	Smithtown	NY	2,710,970	87,330	67,473	22,922	109,170	123,046
	Branch Plaza	Smithtown	NY	2,329,476	127,241	67,554	22,991	108,660	122,359
	Amboy Center	Staten Island	NY	1,959,317	63,290	151,900	55,451	87,868	98,504
	Pacesetter Park Shopping Center	Pomona	NY	1,106,342	97,604	36,144	11,216	112,281	126,247
	LA Fitness	Staten Island	NY	1,391,500	55,000	128,131	45,167	79,348	89,832
	Crossroads Shopping Center	White Plains	NY	6,751,799	310,652	109,134	42,516	96,092	118,263
	New Loudon Center	Latham	NY	1,989,333	255,673	42,827	17,479	67,391	81,548
	28 Jericho Turnpike	Westbury	NY	1,650,000	96,363	95,953	29,144	108,872	129,163
	Bedford Green	Bedford Hills	NY	2,463,749	90,472	25,440	8,955	99,204	140,115

	Town Line Plaza	Rocky Hill	CT	1,719,260	206,346	46,399	19,437	72,685	86,521
	Methuen Shopping Center	Methuen	MA	1,268,570	130,021	99,701	34,864	50,705	60,706
	Crescent Plaza	Brockton	MA	1,765,676	218,148	98,838	34,781	57,332	64,961
	201 Needham Street	Newton	MA	591,861	20,409	105,304	36,441	129,789	181,225
	163 Highland Avenue	Newton	MA	1,275,673	40,505	94,925	33,363	132,872	186,226
	The Gateway Shopping Center	So. Burlington	VT	2,034,508	101,655	48,384	19,261	51,446	63,537
	Hobson West Plaza	Naperville	IL	1,122,942	99,137	94,989	34,059	103,910	126,405
	Merrillville Plaza	Hobart	IN	3,364,727	236,087	26,123	10,805	47,909	58,578
	Bloomfield Town Square	Bloomfield Hills	MI	3,573,030	235,786	56,773	22,617	62,547	94,909
	Mad River Station	Dayton	OH	1,349,077	123,335	65,307	28,938	56,592	69,153
	Mark Plaza	Edwardsville	PA	240,664	106,856	86,196	36,839	37,495	45,983
	Plaza 422	Lebanon	PA	835,956	156,279	45,792	18,157	44,301	52,611
	Route 6 Plaza	Honesdale	PA	1,272,302	175,589	6,832	2,962	37,786	44,999
	Chestnut Hill	Philadelphia	PA	908,141	37,646	147,436	62,292	58,777	77,506
	Abington Towne Center	Abington	PA	1,016,714	216,278	89,439	35,119	78,159	95,124

Total Core Suburban Properties
Weighted Average - Based on annual base rent						90,311	32,981	$78,368	$96,369

Total Core Properties
Weighted Average - Based on annual base rent						322,622	151,639	$78,313	$105,567

	Brandywine/Market Square/Naamans Rd [1]	Wilmington	DE	$17,337,158	1,022,900	507,575	193,705	$72,923	$88,573

Note:
[1] Based on 10 mile radius demographics given the unique trade market for this asset. This has been excluded from the average calculations of 3-mile radius due to its unique trade market.

Property Demographics - Funds
						3-Mile Radius
				Base	Total	Total	#	Median HH	Avg. HH
	Property	City	State	Rent	GLA	Pop.	HH	Income	Income

	Fund II
	Liberty Avenue	Queens	NY	$940,286	26,125	639,405	213,464	$55,561	$67,368
	216th Street	Manhattan	NY	2,574,000	60,000	963,175	337,894	37,629	48,228
	161st Street	Bronx	NY	3,166,025	232,252	1,274,128	450,383	33,329	45,066

Fund II
Weighted Average - Based on annual base rent						1,064,974	373,692	$38,115	$49,423

	Fund III
	Cortlandt Towne Center	Mohegan Lake	NY	$9,980,909	635,353	49,966	17,759	$84,926	$97,340
	654 Broadway	Manhattan	NY	566,500	2,896	1,007,518	497,906	86,836	124,507
	640 Broadway	Manhattan	NY	600,884	4,145	1,006,693	496,773	86,613	124,108
	New Hyde Park Shopping Center	New Hyde Park	NY	1,254,488	32,602	199,698	70,745	102,010	122,658
	Nostrand Avenue	Brooklyn	NY	1,484,496	40,315	544,351	203,713	51,528	65,388
	White City	Shrewsbury	MA	4,094,789	179,684	99,189	39,649	51,215	62,391
	Parkway Crossing	Parkville	MD	1,846,992	260,241	185,935	74,271	59,022	68,972
	Arundel Plaza	Glen Burnie	MD	1,320,784	265,116	77,759	29,166	59,786	64,793
	Heritage Shops	Chicago	IL	3,236,173	81,730	288,116	154,272	71,414	110,831

Fund III
Weighted Average - Based on annual base rent						185,256	81,452	$73,080	$89,999

	Fund IV
	1151 Third Avenue	Manhattan	NY	$1,495,000	13,158	1,270,132	636,996	$87,522	$131,326
	17 East 71st Street	Manhattan	NY	610,894	8,723	1,266,902	623,592	87,241	138,121
	1035 Third Avenue	Manhattan	NY	940,257	7,226	1,312,871	661,001	88,317	139,161
	Paramus Plaza	Paramus	NJ	1,847,945	154,409	106,906	37,209	119,131	132,518
	2819 Kennedy Boulevard	North Bergen	NJ	110,000	41,477	526,721	241,698	78,834	110,806
	Promenade at Manassas	Manassas	VA	3,432,396	265,442	57,996	18,940	74,390	84,467
	Lake Montclair	Prince William County	VA	1,847,012	105,850	55,900	18,373	93,338	103,028
	1701 Belmont Avenue	Catonsville	MD	936,166	58,674	110,450	43,613	60,575	68,732
	Eden Square	Bear	DE	2,528,689	235,508	69,756	26,155	69,989	75,629
	938 W. North Avenue	Chicago	IL	988,726	33,228	453,690	239,813	72,447	108,382

Fund IV
Weighted Average - Based on annual base rent	352,404	169,174	$83,399	$102,571

Total - Funds
Weighted Average - Based on annual base rent	367,340	152,299	$71,301	$88,126

Overview of Acadia Funds

As of March 31, 2015	FUND I	FUND II	FUND III	FUND IV

Date formed	September 2001	June 2004	May 2007	May 2012

Capital committed	$86.6 million	$300.0 million	$475.0 million	$540.6 million

Capital funded	Fully funded	Fully funded [2]	$381.6 million	$140.2 million
As a percentage of commitments	100.0%	100.0%	80.3%	25.9%
Capital funded and allocated [3]	100%	100.0%	100.0%	44.0%

Distributions	$192.3 million	$131.6 million	$403.1 million	$101.9 million
As a percentage of funded capital	222.0%	43.9%	105.6%	72.7%

	All original capital and accumulated preferred return
	has been paid. Acadia is entitled to a Promote
	on all future distributions.

Fund structure

Equity contribution and	22.2% - Acadia	20.0% - Acadia	19.9% - Acadia	23.1% - Acadia
Cash flow distribution:	77.8% - Four institutional investors	80.0% - Six institutional investors	80.1% - 14 institutional investors	76.9% - 17 institutional investors

Distributions:	20% to Acadia once all partners (including Acadia) have received cumulative preferred return and return of equity

	Remaining 80% is distributed pro-rata to all the partners (including Acadia)

Preferred return rate:	9%	8%	6%	6%

Fees/Priority Distributions to Acadia

	Asset management fee/Priority distribution equal to 1.5% of implied capital [1]

	Property management fee/Priority distribution equal to 4% of gross property revenues

	Market rate leasing fees

	Market rate construction/project management fees

			Development fee equal to 3% of total project cost
Notes:
[1] Committed capital as reduced by capital attributed to sold investments.
[2] During the fourth quarter of 2013, a distribution of $47.1 million was made to the Fund II investors. Until December 2016, this amount is subject to recontribution to Fund II by the investors, if needed to fund the on-going redevelopment of existing projects.

[3] Includes all funded capital as well as unfunded capital commitments which have been allocated to (i) complete existing projects and (ii) acquire and complete leasing/development of acquisitions under contract

Fund Retail Properties - Detail [1]
												Leased	Annualized
		Year	Ownership	Gross Leaseable Area				In Place Occupancy				Occupancy	Base Rent
	Anchors	Acquired	%	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	Total	Total
Fund I Portfolio Detail

VARIOUS

Total - Fund I	Kroger/Safeway Portfolio (3 Properties)	2003	60.0%	—	97,500	—	97,500	—	34.9%	—	34.9%	34.9%	$103,074	$3.03

Fund II Portfolio Detail

NEW YORK

New York
Liberty Avenue	CVS	2005	99.1%	—	10,880	15,245	26,125	—	100.0%	100.0%	100.0%	100.0%	$940,286	$35.99
216th Street	NYC Human Resources Administration	2005	99.1%	—	60,000	—	60,000	—	100.0	—	100.0%	100.0%	2,574,000	42.90
161st Street [2]	Various New York City & State agencies	2005	99.1%	—	107,026	125,226	232,252	—	—	87.6%	47.2%	93.3%	3,166,025	28.85

Total - Fund II				—	177,906	140,471	318,377	—	39.8%	89.0%	61.5%	95.1%	$6,680,311	$34.11

Fund III Portfolio Detail

NEW YORK

New York
Cortlandt Towne Center	Wal-Mart, Best Buy, A&P	2009	100.0%	—	472,420	162,933	635,353	—	95.7%	85.4%	93.1%	96.7%	$9,980,909	$16.88
654 Broadway	Penguin (Perry Ellis)	2011	100.0%	2,896	—	—	2,896	100.0%	—	—	100.0%	100.0%	566,500	195.61
640 Broadway	Swatch	2012	63.1%	4,145	—	—	4,145	61.3%	—	—	61.3%	100.0%	600,884	236.49
New Hyde Park Shopping Center	PetSmart	2011	100.0%	—	13,507	19,095	32,602	—	100.0%	80.4%	88.5%	88.5%	1,254,488	43.47
Nostrand Avenue	—	2013	100.0%	—	—	40,315	40,315	—	—	79.7%	79.7%	79.7%	1,484,496	46.19

NEW ENGLAND

Massachusetts
White City Shopping Center [3]	Shaw's (Supervalu)	2010	84.0%	—	131,152	124,509	255,661	—	86.0%	100.0%	92.8%	100.0%	6,263,085	26.39

MID-ATLANTIC

Maryland
Parkway Crossing	Home Depot, Shop Rite	2011	94.3%	—	192,836	67,405	260,241	—	100.0%	92.9%	98.2%	98.2%	1,846,992	7.23
Arundel Plaza	Giant Food, Lowe's	2012	94.3%	—	231,920	33,196	265,116	—	100.0%	58.8%	94.8%	94.8%	1,320,784	5.25

MIDWEST
Illinois
Heritage Shops	LA Fitness, Ann Taylor Loft	2011	100.0%	—	49,878	31,852	81,730	—	100.0%	88.6%	95.5%	96.0%	3,236,173	41.44

Total - Fund III				7,041	1,091,713	479,305	1,578,059	77.2%	96.5%	87.9%	93.8%	96.5%	$26,554,311	$17.94

Fund IV Portfolio Detail

NEW YORK
New York
1151 Third Avenue	Vineyard Vines	2013	100.0%	13,158	—	—	13,158	81.7%	—	—	81.7%	100.0%	$1,495,000	$139.07
17 East 71st Street	The Row	2014	100.0%	8,723	—	—	8,723	67.6%	—	—	67.6%	67.6%	610,894	103.54
1035 Third Avenue [4]	—	2015	100.0%	7,226	—	—	7,226	79.8%	—	—	79.8%	79.8%	940,257	163.13

New Jersey
Paramus Plaza	Babies R Us, Ashley Furniture	2013	50.0%	—	74,837	79,572	154,409	—	100.0%	28.9%	63.4%	63.4%	1,847,945	18.89
2819 Kennedy Boulevard	Aldi	2013	98.6%	—	36,941	4,536	41,477	—	—	33.9%	3.7%	47.9%	110,000	71.61

MID-ATLANTIC
Virginia
Promenade at Manassas	Home Depot, HH Gregg	2013	98.6%	—	194,038	71,404	265,442	—	100.0%	94.6%	98.6%	98.4%	3,432,396	13.12
Lake Montclair	Food Lion	2013	100.0%	—	33,000	72,850	105,850	—	100.0%	90.2%	93.2%	93.2%	1,847,012	18.72

Maryland
1701 Belmont Avenue	Best Buy	2012	98.6%	—	58,674	—	58,674	—	100.0%	—	100.0%	100.0%	936,166	15.96

Delaware
Eden Square	Giant Food, Lowe's	2014	98.6%	—	167,333	68,175	235,508	—	100.0%	79.0%	93.9%	93.9%	2,528,689	11.43

MIDWEST
Illinois
938 W. North Avenue	Restoration Hardware, Sephora	2013	80%	33,228	—	—	33,228	62.6%	—	—	62.6%	62.6%	988,726	47.56

Total - Fund IV				62.335	564.823	296.537	923.695	69.3%	93.5%	71.4%	84.7%	86.9%	$14,737,085	$18.83

Notes:
[1] The above occupancy and rent amounts do not include space which is currently leased, other than "leased occupancy", but for which rent payment has not yet commenced. Residential and office GLA is excluded.

The following Fund II, Fund III and Fund IV properties are currently under redevelopment as further detailed under "Redevelopment Activity."
Property	Fund Ownership %
Sherman Avenue	99.1%
City Point	94.2%
Cortlandt Crossing	100.0%
Broad Hollow Commons	100.0%
3104 M Street	80.0%
210 Bowery	100.0%
Broughton Street Portfolio	50.0%
27 East 61st Street	100.0%
[2] Currently operating, but redevelopment activities have commenced.
[3] Property sold subsequent to March 31, 2015
[4] Property also includes 12,371 sf of 2nd floor office space and 29,760 sf parking garage (131 spaces).

Funds Lease Expirations

	FUND I						FUND II
		Gross Leased Area			Base Rent			Gross Leased Area			Base Rent
	No. of Leases	Expiring	Percent			Percent	No. of Leases	Expiring	Percent			Percent
Year	Expiring	SF	of Total	Amount	PSF	of Total	Expiring	SF	of Total	Amount	PSF	of Total
M to M [1]	—	—	—	$—	$—	—	1	9,967	5.1%	$99,670	$10.00	1.5%
2015	—	—	—	—	—	—	—	—	—	—	—	—
2016	—	—	—	—	—	—	—	—	—	—	—	—
2017	—	—	—	—	—	—	—	—	—	—	—	—
2018	—	—	—	—	—	—	—	—	—	—	—	—
2019	1	34,000	100.0%	103,074	3.03	100.0%	1	4,575	2.3%	129,793	28.37	1.9%
2020	—	—	—	—	—	—	—	—	—	—	—	—
2021	—	—	—	—	—	—	—	—	—	—	—	—
2022	—	—	—	—	—	—	1	4,462	2.3%	138,322	31.00	2.1%
2023	—	—	—	—	—	—	—	—	—	—	—	—
2024	—	—	—	—	—	—	—	—	—	—	—	—
Thereafter	—	—	—	—	—	—	8	176,847	90.3%	6,312,526	35.69	94.5%
Total	1	34,000	100.0%	$103,074	$3.03	100.0%	11	195,851	100.0%	$6,680,311	$34.11	100.0%

		63,500	Total Vacant					122,526	Total Vacant
		97,500	Total Square Feet					318,377	Total Square Feet

	FUND III						FUND IV
		Gross Leased Area			Base Rent			Gross Leased Area			Base Rent
	No. of Leases	Expiring	Percent			Percent	No. of Leases	Expiring	Percent			Percent
Year	Expiring	SF	of Total	Amount	PSF	of Total	Expiring	SF	of Total	Amount	PSF	of Total
M to M [1]	3	8,240	0.6%	$179,259	$21.75	0.7%	2	1,108	0.1%	$258,197	$233.03	1.8%
2015	11	92,302	6.2%	1,318,472	14.28	5.0%	4	9,700	1.2%	263,691	27.18	1.8%
2016	24	83,361	5.6%	2,301,887	27.61	8.7%	10	32,236	4.1%	570,325	17.69	3.9%
2017	16	107,796	7.3%	2,514,829	23.33	9.5%	14	192,587	24.6%	2,872,150	14.91	19.5%
2018	24	348,602	23.6%	5,188,512	14.88	19.5%	13	39,212	5.0%	867,302	22.12	5.9%
2019	14	266,945	18.0%	2,739,767	10.26	10.3%	10	97,494	12.5%	1,699,216	17.43	11.5%
2020	10	27,028	1.8%	669,731	24.78	2.5%	8	64,968	8.3%	1,707,648	26.28	11.6%
2021	7	53,881	3.6%	1,099,158	20.40	4.1%	2	34,544	4.4%	424,736	12.30	2.9%
2022	13	101,786	6.9%	2,436,328	23.94	9.2%	3	36,773	4.7%	492,521	13.39	3.3%
2023	12	62,050	4.2%	2,092,282	33.72	7.9%	4	47,063	6.0%	700,298	14.88	4.8%
2024	10	66,031	4.5%	2,214,832	33.54	8.3%	7	115,960	14.8%	2,983,300	25.73	20.2%
Thereafter	23	262,015	17.7%	3,799,254	14.50	14.3%	3	111,100	14.2%	1,897,700	17.08	12.9%
Total	167	1,480,037	100.0%	$26,554,311	$17.94	100.0%	80	782,745	100.0%	$14,737,085	$18.83	100.0%

		98,022	Total Vacant					140,950	Total Vacant
		1,578,059	Total Square Feet					923,695	Total Square Feet

Note:
[1] Leases currently under month to month or in process of renewal

Development Activity
($ in millions)

			Estimated
			Construction	Estimated Sq.Ft.			Acquisition & Development Costs										Outstanding
Property	Ownership	Location	Completion	Upon Completion	Leased Rate [4]	Key Tenants	Incurred		Estimated Future Range				Estimated Total Range				Debt
FUND II

City Point [1]	94.2%	Brooklyn, NY	2016	675,000	65% [2]	Century 21, CityTarget, Alamo Drafthouse	$363.2	[3]	$(43.2)	to	$(13.2)	[3]	$320.0	to	$350.0	[3]	$259.6
Sherman Plaza	99.1%	New York, NY	TBD	TBD	—	TBD	36.1		TBD		TBD		TBD		TBD		—
							$399.3		TBD		TBD		TBD		TBD		$259.6

FUND III

Cortlandt Crossing	100.0%	Mohegan Lake, NY	2017	150,000 - 170,000	—	TBD	$13.1		$33.9	to	$42.9		$47.0	to	$56.0		$—
3104 M Street NW	80.0%	Washington, D.C.	2016	10,000	—	TBD	4.1		3.9	to	4.9		8.0	to	9.0		0.2
Broad Hollow Commons	100.0%	Farmingdale, NY	2016	180,000 - 200,000	—	TBD	14.1		35.9	to	45.9		50.0	to	60.0		—
							$31.3		$73.7		$93.7		$105.0		$125.0		$0.2

FUND IV

210 Bowery	100.0%	New York, NY	2016	16,000	—	TBD	$9.6		$8.9	to	$12.9		$18.5	to	$22.5		$4.6
Broughton Street Portfolio [5]	50.0%	Savannah, GA	2016	200,000	—	TBD	45.6		16.4	to	22.4		62.0	to	68.0		—
27 E. 61st Street	100.0%	New York, NY	2016	9,500	—	TBD	20.5		2.3		6.3		22.8		26.8		—
							$75.7		$27.6		$41.6		$103.3		$117.3		$4.6

Notes:
[1] Acquired a leasehold interest in this property.
[2] Leased rate calculated on approximately 475,000 rentable square feet.
[3] Net of actual and anticipated contributions from retail tenants and proceeds from residential tower sales. Debt and incurred costs are reduced by $5.3M relating to the New Markets Tax Credits received.

[4] The leased rate excludes pre-redevelopment tenants.
[5] The portfolio will be acquired through a series of transactions. Costs incurred and estimated total costs are for those acquisitions completed as of March 31, 2015 (24 buildings).

Reconciles to Consolidated Balance Sheet as follows:

Development costs above			$506.3
City Point adjustment to FMV			33.8
City Point gain on sale of Tower 1			1.3
Less development held as operating real estate			(8.7)
Less development costs of unconsolidated properties			(45.6)
Less deferred costs and other amounts			(2.4)

Total per consolidated balance sheet			$484.7

Important Notes

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this supplemental disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934 and as such may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative thereof or other variations thereon or comparable terminology. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to those set forth under the heading "Risk Factors" in the Company's Annual Report on Form 10-K. These risks and uncertainties should be considered in evaluating any forward-looking statements contained or incorporated by reference herein.

USE OF FUNDS FROM OPERATIONS AS NON-GAAP FINANCIAL MEASURE

The Company considers funds from operations ("FFO") as defined by the National Association of Real Estate Investment Trusts ("NAREIT") to be an appropriate supplemental disclosure of operating performance for an equity REIT due to its widespread acceptance and use within the REIT and analyst communities. FFO is presented to assist investors in analyzing the performance of the Company. It is helpful as it excludes various items included in net income that are not indicative of the operating performance, such as gains (or losses) from sales of property and depreciation and amortization. However, the Company’s method of calculating FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. FFO does not represent cash generated from operations as defined by generally accepted accounting principles ("GAAP") and is not indicative of cash available to fund all cash needs, including distributions. It should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity. Consistent with the NAREIT definition, the Company defines FFO as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. The Company believes that income or gains derived from its RCP investments, including its investment in Albertson's, are private-equity investments and, as such, should be treated as operating income and therefore FFO. The Company believes that this supplemental adjustment more appropriately reflects the results of its operations. The Company also provides one other supplemental disclosure of operating performance, adjusted funds from operations ("AFFO"). The Company defines AFFO as FFO adjusted for straight line rent, non-real estate depreciation, amortization of finance costs and costs of management contracts, tenant improvements, leasing commissions and capital expenditures.

USE OF EBITDA AND NOI AS NON-GAAP FINANCIAL MEASURES

EBITDA and NOI are widely used financial measures in many industries, including the REIT industry, and are presented to assist investors and analysts in analyzing the performance of the Company. They are helpful as they exclude various items included in net income that are not indicative of operating performance, such as gains (or losses) from sales of property and depreciation and amortization and is used in computing various financial ratios as a measure of operational performance. The Company computes EBITDA as the sum of net income before extraordinary items plus interest expense, depreciation, income taxes and amortization, less any gains (losses including impairment charges) on the sale of income producing properties. The Company computes NOI by taking the difference between Property Revenues and Property Expenses as detailed in this reporting supplement. The Company’s method of calculating EBITDA and NOI may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. EBITDA and NOI do not represent cash generated from operations as defined by GAAP and are not indicative of cash available to fund all cash needs, including distributions. They should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.